Business Combinations	6 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combinations

Note 3 – Business Combinations

Acquisition of Color China

On May 7, 2020, the Company entered into a Share Exchange Agreement (“Exchange Agreement”) with Color China, a Hong Kong limited company, and shareholders of Color China (the “Sellers”), pursuant to which the Company acquired all of the outstanding issued shares of Color China from the sellers (the “Acquisition”). Pursuant to the Exchange Agreement, the Company will issue 4,633,333 ordinary shares of the Company and pay an aggregate of $2.0 million to the Sellers. Immediately after the Acquisition, Color Star will own 100% of Color China. On June 3, 2020, the transaction was closed and the Company issued 4,633,333 ordinary shares of the Company to the Sellers. Color China had no business operations other than holding a collection of music performance equipment.

The Company’s acquisition of Color China was accounted for as an acquisition of assets in accordance with ASC 805. The measurement is based on the fair value of the consideration given to acquire the assets (primarily performance and office equipment) held in Color China as it is more clearly evident and more reliably measurable. The total consideration given to acquire assets held in Color China at the acquisition date on June 3, 2020 were valued at approximately $4.0 million, consisted of 4,633,333 ordinary shares issued at a fair value of $1,963,607 based on the closing market price of $0.4238 per share on June 3, 2020, and cash payment of $2.0 million.